                                                                 Exhibit 10.19

                        FOURTH AMENDMENT TO OFFICE LEASE


   This Fourth Amendment To Office Lease is entered into between Matco Enterprises, Inc., a Washington corporation, hereinafter referred to as "Landlord", and qad. inc., a California corporation, hereinafter referred to as "Tenant".
   This Fourth Amendment To Office Lease is made in reference to the following facts:
   A. Landlord and Tenant entered into an Office Lease dated November 30, 1992, for Suites I, K and L located at 5464 Carpinteria Avenue, Carpinteria, California, hereinafter "Office Lease".
   B. Landlord and Tenant entered into a First Amendment To Office Lease dated September 9, 1993, whereby Landlord leased Suites C and H to Tenant on the terms and conditions of the First Amendment To Office Lease.
   C. Landlord and Tenant entered into a Second Amendment To Office Lease dated January 14, 1994, whereby Landlord leased Suite J to Tenant on the terms and conditions of the Second Amendment To Office Lease.
   D. Landlord and Tenant entered into a Third Amendment To Office Lease dated January 14, 1994, whereby Landlord leased Room B in the basement and temporarily leased Room C in the basement on the terms and conditions of the Third Amendment To Office Lease.
   E. With the Tenant expanding into Suite J, Landlord desires to use Suite H for its own purposes, and Tenant has agreed to terminate the Lease as to Suite H, and only Suite H.
   IT IS AGREED:
   1. TERMINATION AS TO SUITE H.
      Effective as of February 1, 1994, the Office Lease shall terminate as to Suite H and Suite H only. Suite H contains 1394 net rentable square feet. Effective February 1, 1994, the obligation of Tenant to pay rent and a proportionate share of the operating costs for Suite H shall cease.

                                       1.

   2. ADDITIONAL TERMS.
      Except for any terms inconsistent with this Fourth Amendment To Office Lease, the terms and conditions of the Office Lease, as amended in the First, Second and Third Amendments To Office Lease, shall remain in full force, and effect, as to the remaining leased premises, Suites I, L, K, C and J.
   In witness whereof, the parties have executed this Fourth Amendment To Office Lease on Feb. 15th, 1994.

Landlord:                              MATCO ENTERPRISES, INC., a
                                       Washington corporation



                                       By: /s/ Meriko Tamaki
                                          ------------------------------------
                                          MERIKO TAMAKI, formerly
                                          known as Meriko Tamaki Wong,
                                          President

Tenant:                                qad. inc., a California
                                       corporation



                                       By: /s/ Pam Lopker
                                          ------------------------------------
                                          PAM LOPKER, President



                                       By: /s/ Karl Lopker
                                          ------------------------------------
                                          KARL LOPKER, Vice-President

Approved as to form
and content:

THE WILLIAM HERBERT COMPANY



By: /s/ William Pintard
   ------------------------------
   WILLIAM PINTARD

                                  [Letterhead]


February 17, 1994


Mr. Doug Marsh
qad.inc
6450 Via Real Ave.
Carpinteria, CA 93013


Dear Doug:

To memorialize your companies move out of Suite H and keep our leases in order an amendment to the lease has been prepared for your executive officer's signature.

Please have the original executed and returned to me. I have enclosed a copy for your files.

Sincerely,

/s/ William H. Pintard

William H. Pintard
THE WILLIAM HERBERT CO.

                                  [Letterhead]


March 29, 1994


Mr. Mike Dale
Administration Manager
qad.inc
6450 Via Real
Carpinteria, CA 93013


Dear Mike:

In accordance to your lease, specifically Page 10, Section 14, Right of First Refusal to lease, Matco Enterprises Inc. formally notifies you of its intention to offer for lease Suite G.

Suite G is currently under lease with Amvox/Voice-Tel. This lease will terminate July 9, 1994. This space will be available from Matco Enterprises, Inc. to qad.inc on July 10, 1994. Matco Enterprises, Inc. will lease to qad.inc the premises for $.1263 per square foot NNN per month. The term can be coterminus with other space currently occupied by qad.inc in Suites I,K,L.

Mike, if qad.inc is interested in remaining in Suite G after it's sub-lease with Amvox/Voice-Tel expires I suggest that we'll formalize negotiations and proceed.

Thank you very much for your attention to this matter, I look forward to your response.

Sincerely,

/s/ William H. Pintard

William H. Pintard

                                 QAD.INC
                                   1994

JANUARY:

                              Operating        Total       Total
Suite             Rent           Cost           Due         Paid
-----             ----           ----           ---         ----
Suites I, K, L   $15,256.25   $6,224.55      $21,480.80  $21,480.80
Suite C & H       $5,633.75   $2,298.57       $7,932.32   $7,932.32
                 ----------   ---------      ----------  ----------
   TOTALS:       $21,640.00   $8,523.12      $29,413.12  $29,413.12
                                             ----------  ----------
                                             ----------  ----------

FEBRUARY:

                              Operating        Total       Total
Suite             Rent           Cost           Due         Paid
-----             ----           ----           ---         ----
Suites I, K, L   $15,256.25   $6,224.55      $21,480.80  $21,480.80
Suite C           $3,891.25   $1,587.63       $5,478.88   $7,932.32
Basement Room C     $750.00                     $750.00       $0.00
                 ----------   ---------      ----------  ----------
   TOTALS:       $19,897.50   $7,812.18      $27,709.68  $29,413.12
                                             ----------  ----------
                                             ----------  ----------

            Amount Due:    $27,709.68
            Amount Paid:  ($29,413.12)
                          ------------
            Credit Due:     $1,703.44

MARCH:

                              Operating        Totalh       Total
Suite             Rent           Cost           Due         Paid
-----             ----           ----           ---         ----
Suites I, K, L   $15,720.35   $8,421.45      $24,141.80  $21,480.80
Suite C           $4,009.63   $2,147.97       $6,157.60   $7,932.32
Basement Room C     $750.00                     $750.00        $.00
                 ----------   ---------      ----------  ----------
   TOTALS:       $20,479.98   $10,569.42     $31,049.40  $29,413.12
                               Less Credit:  ($1,703.44) ----------
                                             ----------  ----------
                                             $29,345.96
                                             ----------
                                             ----------

            Amount Due:    $29,345.96
            Amount Paid:  ($29,413.12)
                          ------------
            Credit Due:        $67.16